UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2024

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

Maine
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

223 Main Street	Damariscotta	Maine	04543
(Address of principal executive offices)			(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FNLC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Section 5, Item 5.07 Submission of Matters to a Vote of Security Holders    Page 1

Signatures                      Page 2

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on April 25, 2024. The purpose of this Amendment is to provide corrected descriptions of the column headers for Proposal 1. There is no change in the vote totals.

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Securities Holders

The 2024 Annual Meeting of Shareholders of The First Bancorp, Inc., the one-bank holding company of First National Bank was held solely by remote communication in a virtual-only format on Wednesday, April 24, 2024, at 11:00 a.m. Eastern Daylight Time, for the following purposes:

1.To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 15, 2024.

2.To approve (on an advisory basis) the compensation of the Company’s executives.

3.To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the Company for 2024.

4.To transact such other business as may properly come before the meeting or any adjournment thereof.

Of the 11,130,147 shares outstanding, there were present virtually or by proxy 9,244,063 shares of the Company’s common stock, representing 83.05% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 15, 2024.

	For	Withhold	Broker Non-Vote
Robert B. Gregory	7,693,920	118,726	1,431,417
Renee W. Kelly	7,484,340	328,306	1,431,417
Tony C. McKim	7,705,561	107,085	1,431,417
Cornelius J. Russell	7,451,823	360,823	1,431,417
Stuart G. Smith	7,635,338	177,308	1,431,417
Kimberly S. Swan	6,811,575	1,001,071	1,431,417
Bruce B. Tindal	7,324,621	488,025	1,431,417
F. Stephen Ward	7,712,769	99,877	1,431,417

2. To approve (on an advisory basis) the compensation of the Company’s executives.

For	Against	Abstain	Broker Non-Vote
7,538,051	195,775	78,820	1,431,417

3. To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the
Company for 2024.

For	Against	Abstain	Broker Non-Vote
9,185,944	45,290	12,829	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ Richard M. Elder
---------------------
Richard M. Elder
Executive Vice President &
Chief Financial Officer

Dated: April 30, 2024